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                                                                    Exhibit 24.3
                               Power of Attorney

  The undersigned, a Director and/or Officer of Edwards Lifesciences Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael A. Mussallem or Bruce J. Bentcover (each acting alone and without the other) his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Corporation's Common Stock, par value $1, and the associated Preferred Stock Purchase Rights, issuable in accordance with the Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program, the Edwards Lifesciences Corporation Employee Stock Purchase Plan for United States Employees, the Edwards Lifesciences Corporation Employee Stock Purchase Plan for International Employees and the Edwards Lifesciences Corporation Non-Employee Directors and Consultants Stock Incentive Program, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

                        Dated this 10th day of March, 2000.


                        Vernon R. Loucks Jr.
                        --------------------
                        Vernon R. Loucks Jr.